UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

January 15, 2010

Date of Report (Date of earliest event reported)

THE PNC FINANCIAL SERVICES GROUP, INC.

(Exact name of registrant as specified in its charter)

Commission File Number 001-09718

Pennsylvania	25-1435979
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One PNC Plaza

249 Fifth Avenue

Pittsburgh, Pennsylvania 15222-2707

(Address of principal executive offices, including zip code)

(412) 762-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Registration Statements on Form S-3 previously filed by The PNC Financial Services Group, Inc. (the “Corporation”) expired on January 11, 2010. The Corporation is filing new Registration Statements on Form S-3 on the date hereof to replace the expired Registration Statements. As required by Regulation S-X of the Securities and Exchange Commission (“SEC”) in connection with the new Registration Statements, the Corporation is filing this Current Report on Form 8-K to provide an unaudited pro forma condensed combined income statement of the Corporation and National City Corporation (“National City”) for the year ended December 31, 2008 as attached hereto as Exhibit 99.1. The Corporation acquired National City effective December 31, 2008 and previously disclosed an unaudited pro forma condensed combined income statement of the Corporation and National City for the nine months ended September 30, 2008 in a Form S-4 Registration Statement as filed with the SEC on November 21, 2008.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit.

The exhibit listed on the Exhibit Index accompanying this Form 8-K is filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC. (Registrant)

Date: January 15, 2010	By:	/S/ SAMUEL R. PATTERSON
Samuel R. Patterson
Controller

EXHIBIT INDEX

Number	Description	Method of Filing

99.1	Unaudited pro forma condensed combined income statement of The PNC Financial Services Group, Inc. and National City Corporation for the year ended December 31, 2008	Filed herewith